LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED NOVEMBER 2, 2007

TO THE PROSPECTUS DATED JUNE 28, 2007 OF EACH OF

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO

Effective November 1, 2007, the following text amends the Prospectus of the funds indicated below:

Investment Strategies—Emerging Market Countries

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

Any references to an emerging market country in the Prospectus of the funds listed above shall mean any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank, in its annual categorization, as middle or low-income.

Investment Strategies—Derivatives

Western Asset Emerging Markets Debt Portfolio

Western Asset Global High Yield Bond Portfolio

In addition to the other uses of derivatives, as described in the Prospectus of the funds listed above, the funds may also use derivatives for purposes of enhancing returns.

Effective November 30, 2007, the following text amends the Prospectus of the fund indicated below:

Investment Strategies—Investments in Non-U.S. Dollar-Denominated Securities

Western Asset Emerging Markets Debt Portfolio

Under normal circumstances, the fund invests at least 50% of its assets in U.S. dollar denominated fixed-income securities and may invest up to 50% of its assets in non-U.S. dollar denominated fixed-income securities issued by governments, government-related entities and corporations located in emerging markets and related investments.

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